Exhibit 4.1

FIRST SUPPLEMENTAL INDENTURE

dated as of October 16, 2013

among

SHEA HOMES LIMITED PARTNERSHIP, and

SHEA HOMES FUNDING CORP.,

as Issuers,

The Guarantors Party Hereto

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Trustee

8.625% Senior Secured Notes Due 2019

THIS FIRST SUPPLEMENTAL INDENTURE (this “First Supplemental Indenture”), entered into as of October 16, 2013, among Shea Homes Limited Partnership (the “Company”), a California limited partnership, Shea Homes Funding Corp., a Delaware corporation (together with the Company, the “Issuers”), each of the guarantors party hereto (the “Guarantors”) and Wells Fargo Bank, National Association, a national banking association, as Trustee (the “Trustee”).

RECITALS

WHEREAS, the Issuers, the Guarantors party thereto and the Trustee entered into an indenture, dated as of May 10, 2011 (the “Indenture”), relating to the Company’s 8.625% Senior Secured Notes Due 2019 (the “Notes”); and

WHEREAS, Section 9.01(c) of the Indenture permits amendments to the Indenture for the purposes of curing any ambiguity, defect or inconsistency in the Indenture, without obtaining the consent of any Holder.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties hereto hereby agree as follows:

SECTION 1. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

SECTION 2. Clause (i) of Section 4.13(b) of the Indenture is hereby amended and restated as follows:

(i) in the case of transfers of real property to any Affiliated Person involving more than $10,000,000, unless the consideration paid in respect thereof exceeds the greatest of not less than three Independent Valuations, and

SECTION 3. The foregoing amendment is limited in effect and, except as specifically set forth in this First Supplemental Indenture, shall apply only as expressly set forth in this First Supplemental Indenture and shall not constitute a modification or amendment of any other provision of the Indenture. Except as expressly amended hereby, all the terms, conditions and provisions of the Indenture shall remain in full force and effect.

SECTION 4. This First Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 5. This First Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.

SECTION 6. This First Supplemental Indenture is an amendment supplemental to the Indenture (as amended and supplemented to the date hereof) and the Indenture and this First Supplemental Indenture will henceforth be read together.

SECTION 7. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the Recitals contained herein, all of which are made solely by the Issuers and each Guarantor.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first above written.

SHEA HOMES LIMITED PARTNERSHIP,

By:	/s/ James G. Shontere
Name: James G. Shontere Title: Secretary

/s/ Robert R. O’Dell
Name: Robert R. O’Dell Title: Treasurer

SHEA HOMES FUNDING CORP.,

By:	/s/ James G. Shontere
Name: James G. Shontere Title: Secretary and Chief Financial Officer

/s/ Robert R. O’Dell
Name: Robert R. O’Dell Title: Vice President

[Signature Page to First Supplemental Indenture]

GUARANTORS:

HIGHLANDS RANCH DEVELOPMENT CORPORATION, a Colorado corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

MONTY GREEN HOLDINGS, LLC, a Delaware limited liability company

By:	Shea Homes, Inc., a Delaware corporation Its Sole Member

	By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

	By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

MOUNTAINBROOK VILLAGE COMPANY, an Arizona corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to First Supplemental Indenture]

SAND CREEK CATTLE COMPANY, a Colorado corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SERENADE AT NATOMAS, LLC, a California limited liability company

By:	Shea Homes, Inc., a Delaware corporation, Its sole Member

	By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

	By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to First Supplemental Indenture]

SEVILLE GOLF AND COUNTRY CLUB, LLC, an Arizona limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership, Its Sole Member and Manager

	By:	J.F. Shea, G.P., a Delaware general partnership, Its sole General Partner

		By:	JFS Management, L.P., a Delaware limited partnership, Its sole General Partner

			By:	J.F. Shea Construction Management, Inc., a California corporation, Its sole General Partner

				By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

				By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to First Supplemental Indenture]

SHEA BREA DEVELOPMENT, LLC, a Delaware limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership, Its Sole Member and Manager

	By:	J.F. Shea, G.P., a Delaware general partnership, Its sole General Partner

		By:	JFS Management, L.P., a Delaware limited partnership, Its sole General Partner

			By:	J.F. Shea Construction Management, Inc., a California corporation, Its sole General Partner

				By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

				By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to First Supplemental Indenture]

SHEA CAPITAL II, LLC, a Delaware limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership, Its Manager

	By:	J.F. Shea, G.P., a Delaware general partnership, Its sole General Partner

		By:	JFS Management, L.P., a Delaware limited partnership, Its sole General Partner

			By:	J.F. Shea Construction Management, Inc., a California corporation, Its sole General Partner

				By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

				By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA COMMUNITIES MARKETING COMPANY, a Delaware corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to First Supplemental Indenture]

SHEA FINANCIAL SERVICES, INC., a California corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA HOMES, INC., a Delaware corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA HOMES AT MONTAGE, LLC, a California limited liability company

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to First Supplemental Indenture]

SHEA HOMES SOUTHWEST, INC., an Arizona corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA HOMES VANTIS, LLC, a California limited liability company

By:	Shea Homes, Inc., a Delaware corporation, Its sole Member

	By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

	By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA INSURANCE SERVICES, INC., a California corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to First Supplemental Indenture]

SHEA LA QUINTA LLC, a California limited liability company

By:	Shea Homes, Inc., a Delaware corporation, Its sole Member

	By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

	By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA NINTH AND COLORADO, LLC, a Colorado limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership, Its sole Member and Manager

	By:	J.F. Shea, G.P., a Delaware general partnership, Its sole General Partner

		By:	JFS Management, L.P., a Delaware limited partnership, Its sole General Partner

			By:	J.F. Shea Construction Management, Inc., a California corporation, Its sole General Partner

				By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

				By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to First Supplemental Indenture]

SHEA OTAY VILLAGE 11, LLC, a California limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership, Its Sole Member

	By:	J.F. Shea, G.P., a Delaware general partnership, Its sole General Partner

		By:	JFS Management, L.P., a Delaware limited partnership, Its sole General Partner

			By:	J.F. Shea Construction Management, Inc., a California corporation, Its sole General Partner

				By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

				By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to First Supplemental Indenture]

SHEA PROCTOR VALLEY, LLC, a California limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership, Its Sole Member

By:	J.F. Shea, G.P., a Delaware general partnership, Its sole General Partner

	By:	JFS Management, L.P., a Delaware limited partnership, Its sole General Partner

		By:	J.F. Shea Construction Management, Inc., a California corporation, Its sole General Partner

			By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

			By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA PROPERTIES OF COLORADO, INC., a Colorado corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to First Supplemental Indenture]

SHEA TONNER HILLS, LLC, a Delaware limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership, Its sole Member and Manager

By:	J.F. Shea, G.P., a Delaware general partnership, Its sole General Partner

By:	JFS Management, L.P., a Delaware limited partnership, Its sole General Partner

By:	J.F. Shea Construction Management, Inc., a California corporation, Its sole General Partner

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA VICTORIA GARDENS, LLC, a Florida limited liability company

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to First Supplemental Indenture]

SH JUBILEE, LLC, a Delaware limited liability company

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SH JUBILEE MANAGEMENT, LLC, a Delaware limited liability company

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHI JV HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHLP JV HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to First Supplemental Indenture]

TOWER 104 GATHERING, LLC, a Colorado limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership, Its Sole Member and Manager

By:	J.F. Shea, G.P., a Delaware general partnership, Its sole General Partner

By:	JFS Management, L.P., a Delaware limited partnership, Its sole General Partner

By:	J.F. Shea Construction Management, Inc., a California corporation, Its sole General Partner

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to First Supplemental Indenture]

TOWER 104 OIL, LLC, a Colorado limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership, Its Sole Member and Manager

By:	J.F. Shea, G.P., a Delaware general partnership, Its sole General Partner

By:	JFS Management, L.P., a Delaware limited partnership, Its sole General Partner

By:	J.F. Shea Construction Management, Inc., a California corporation, Its sole General Partner

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to First Supplemental Indenture]

TRILOGY ANTIOCH, LLC, a California limited liability company

By:	SHEA CAPITAL II, LLC,
a Delaware limited liability company,
Its sole Member

	By:	Shea Homes Limited Partnership,
a California limited partnership,
Its Manager

		By:	J.F. Shea, G.P.,
a Delaware general partnership,
Its sole General Partner

			By:	JFS Management, L.P.,
a Delaware limited partnership,
Its sole General Partner

				By:	J.F. Shea Construction Management, Inc.,
a California corporation,
Its sole General Partner

					By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

					By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

UDC ADVISORY SERVICES, INC., an Illinois corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to First Supplemental Indenture]

UDC HOMES CONSTRUCTION, INC., an Arizona corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

VISTANCIA CONSTRUCTION, LLC, a Delaware limited liability company

By:	Shea Homes Southwest, Inc.,
an Arizona corporation,
Its Manager

	By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

	By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

VISTANCIA MARKETING, LLC, a Delaware limited liability company

By:	Shea Homes Southwest, Inc.,
an Arizona corporation,
Its Manager

	By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

	By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to First Supplemental Indenture]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee,

By:	/s/ Michael Tu
Name: Michael Tu
Title: Assistant Vice President

[Signature Page to First Supplemental Indenture]